UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 6, 2007 (November 30, 2007)
          REIS, INC.
(Exact Name of Registrant as Specified in Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)

530 Fifth Avenue, New York, NY	10036

(Address of Principal Executive Offices)	(Zip Code)
(212) 921-1122

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Initial 8-K”) of Reis, Inc. filed with the Securities and Exchange Commission on December 4, 2007. Disclosure contained in the Initial 8-K that was intended to be furnished under Item 2.02 was incorrectly labeled as being filed under Item 3.01, both in the heading within the Initial 8-K and in the EDGAR tagging associated with the Initial 8-K. This Form 8-K/A amends and restates the Initial 8-K in its entirety. Other than correcting the misidentification of the above-referenced disclosure, no other changes have been made to the disclosure contained in the Initial 8-K.

Item 2.02	Results of Operations and Financial Condition
On November 30, 2007, Reis, Inc. (the “Company”) held a conference call to discuss the Company’s financial results for the third quarter of 2007. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference. The Transcript has been selectively edited to delete material that was repeated by the speakers following a technical interruption to the call and to facilitate the understanding of the information communicated during the conference call. The information contained in this Item 2.02, including the related information set forth in the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On August 8, 2006, the Securities and Exchange Commission approved an amendment to Nasdaq Marketplace Rule 4350(l), which requires securities listed on Nasdaq, such as the Company’s common stock, to be eligible for a Direct Registration System, or DRS. A DRS permits an investor’s ownership of listed companies’ equity securities to be recorded and maintained on the books of the issuers or their transfer agents without the physical issuance of a stock certificate. The new rule does not require companies to participate in the DRS; however, all Nasdaq listed equity securities must be eligible to participate in the DRS by January 2008. To be eligible to participate in the DRS, companies must, among other things, make sure that their governing documents allow their equity securities to be held in book-entry form. As was the case with many companies, the Company’s Bylaws (specifically, Article VII) did not allow the Company’s stock to be held in book-entry form. Article VII of the Company’s Bylaws required the physical issuance of stock certificates to the Company’s stockholders.
Accordingly, on December 4, 2007, the Company’s Board of Directors approved Amended and Restated Bylaws to allow for the issuance of the Company’s securities in book entry form, or for physical issuance if requested by a securityholder. The Amended and Restated Bylaws render the Company’s Common Stock DRS eligible and thereby in compliance with Nasdaq Marketplace Rule 4350(l). In addition to the amendments to Article VII, the Amended and Restated Bylaws reflect changes effected by prior amendments to the Bylaws.
A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1.

Item 9.01		Financial Statements and Exhibits.

(d	)	Exhibits

3.1	Amended and Restated Bylaws of Reis, Inc., effective as of December 4, 2007

99.1	Transcript of November 30, 2007 Conference Call.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REIS, INC.
By:	/s/ Mark P. Cantaluppi
Mark P. Cantaluppi
Vice President, Chief Financial Officer

Date:   December 6, 2007

Exhibit Index

3.1	Amended and Restated Bylaws of Reis, Inc., effective as of December 4, 2007.

99.1	Transcript of November 30, 2007 Conference Call.